SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

AMENDMENT TO APPLICATION OR REPORT
Filed Pursuant to Section 12, 13 or 15 (d) of
THE SECURITIES EXCHANGE ACT OF 1934

SAFEGUARD SCIENTIFICS, INC.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NO. 1-5620

AMENDMENT NO. 1

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its current report on Form 8-K dated October 17, 1994 as set forth on the pages attached hereto:

      (a) Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                SAFEGUARD SCIENTIFICS, INC.

                                By: /s/Gerald M. Wilk
                                    -------------------
                                    Gerald M. Wilk
                                    Vice President - Finance
Dated:  December 16, 1994

SAFEGUARD SCIENTIFICS, INC.
COMMISSION FILE NO. 1-5620

Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits

(a)  Financial Statements of Maximis

1.  Report of Ernst & Young LLP, Independent Auditors.

2.  Balance Sheet as of September 30, 1994 and December 31, 1993 and 1992.

3. Statements of Operations for the years ended December 31, 1993, 1992 and 1991, and for the nine months ended September 30, 1994 and 1993 (unaudited).

4. Statements of Cash Flows for the years ended December 31, 1993, 1992 and 1991, and for the nine months ended September 30, 1994 and 1993 (unaudited).

5.  Notes to Financial Statements.

(b)  Safeguard Scientifics, Inc. Pro Forma Financial Information (Unaudited)

1.  Description of Pro Forma Financial Information.

2. Pro Forma Consolidated Statement of Operations for the year ended December 31, 1993.

3. Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1994.

4.  Notes to Pro Forma Consolidated Statements of Operations.

5.  Pro Forma Consolidated Balance Sheet as of September 30, 1994.


(c) Exhibits

23.1  Consent of Independent Auditors.



Report of Ernst & Young LLP, Independent Auditors

The Board of Directors
Texas Instruments Incorporated

We have audited the accompanying balance sheet of MAXIMIS (formerly a business unit of Texas Instruments Incorporated) at December 31, 1993 and 1992 and September 30, 1994, and the related statements of operations and cash flows for each of the three years in the period ended December 31, 1993 and the nine months ended September 30, 1994. These financial statements are the responsibility of the management of Texas Instruments Incorporated. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1, Premier Solutions Ltd. acquired certain assets and assumed certain liabilities of MAXIMIS as of September 30, 1994. Prior to September 30, 1994, MAXIMIS was a part of Texas Instruments Incorporated and, as such, had no separate legal status or existence. Transactions with Texas Instruments Incorporated are described in Note 2.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MAXIMIS at December 31, 1993, 1992 and September 30, 1994, and the results of its operations and cash flows for each of the three years in the period ended December 31, 1993 and the nine months ended September 30, 1994, in conformity with generally accepted accounting principles.

                                      Ernst & Young LLP


December 2, 1994
Dallas, Texas

MAXIMIS
Balance Sheets

                                      September 30         December 31
                                      ------------       -------------
                                              1994        1993    1992
                                             -----       -----   -----
                                                    (In Thousands)
Assets
Current assets:
Receivables                                     $6        $599      $3
Prepaid commissions                             29         120     112
                                             -----     -------  ------

Total current assets                            35         719     115
Equipment                                      505         485     384
Less accumulated depreciation                (320)       (258)   (169)
                                             -----     -------  ------

Equipment, net                                 185         227     215

Capitalized software                            --      11,377   8,329

Goodwill less accumulated amortization
 of $629,000, $518,000 and $366,000 as
 of September 30, 1994 and December 31,
 1993 and 1992, respectively                  111         222     374
                                             -----     -------  ------
Total assets                                  $331     $12,545  $9,033
                                             =====     =======  ======
Liabilities and Divisional Account
Current liabilities:
 Accounts payable                            $142        $126    $215
 Accrued employee benefits                    488         387     305
 Deferred maintenance revenue                  59         129      28
 Other accrued expenses                        --          --      67
                                             -----     -------  ------
Total current liabilities                      689         642     615

Accrued retirement costs                       487         522     300

Divisional account                           (845)      11,381   8,118
                                             -----     -------  ------
Total liabilities and divisional deficit      $331     $12,545  $9,033
                                             =====     =======  ======


See accompanying notes.

Maximis

Statements of Operations

                          For the nine months
                           ended September 30         For the year ended
                            1994       1993              December 31
                                                 ------------------------
                                   (unaudited)   1993      1992    1991
                           -----     -------    ------    ------  ------
                                         (In Thousands)

Revenue:
Sales                         $6       $753    $1,568      $530   $2,059
Service                      247        209       313       228      267
                         -------   --------  --------  -------- --------
Total revenue                253        962     1,881       758    2,326

Operating costs and
 expenses:
 Cost of revenue          5,891      4,948     6,696     7,095    4,575
 Write-off of
   capitalized software
   (Note 3)              12,149         --        --        --       --
 Selling, general, and
   administrative         1,287      1,183     1,503     1,607      736
                         -------   --------  --------  -------- --------
Total operating costs
 and expenses            19,327      6,131     8,199     8,702    5,311
                         -------   --------  --------  -------- --------
Net loss               $(19,074)   $(5,169)  $(6,318)  $(7,944) $(2,985)
                      ==========   ========  ========  ======== ========

See accompanying notes.


Maximis

Statements of Cash Flows


                                                        For the nine months
                                                         ended September 30
                                                     ----------------------------
                                                             1994            1993       For the year ended December 31
                                                                                      --------------------------------
                                                                      (unaudited)          1993       1992        1991
                                                    -------------    ------------     ---------   --------    --------
                                                                                   (In Thousands)
Operating Activities
Net loss                                                $(19,074)        $(5,169)      $(6,318)   $(7,944)    $(2,985)
Depreciation                                                   73              66            89         78          76
Amortization                                                  885           2,438         3,249      1,842         148
Write-off of capitalized software                          12,149              --            --         --          --
(Increase) decrease in working capital:
 Accounts receivable                                         593           (596)         (596)      1,427     (1,312)
 Prepaid commissions                                          91             (8)           (8)      (112)           -
 Accounts payable and accrued expenses                        47              31            27         65         358
 Accrued retirement costs                                   (35)             222           222        300          --
                                                       ---------        --------      --------    -------    --------
Net cash used in operating activities                     (5,271)         (3,016)       (3,335)    (4,344)     (3,715)

Investing Activities
Capitalization of software development costs              (1,546)         (4,578)       (6,145)    (6,436)     (3,165)
Additions to equipment                                       (31)            (72)         (101)       (71)       (147)
                                                       ---------        --------      --------    -------    --------
Net cash used in investing activities                     (1,577)         (4,650)       (6,246)    (6,507)     (3,312)

Financing Activity
Net transfers from parent                                   6,848           7,666         9,581     10,851       7,027

Net change in cash and cash equivalents                        --              --            --         --          --
Cash and cash equivalents at beginning of year                 --              --            --         --          --
                                                       ---------        --------      --------    -------    --------
Cash and cash equivalents at end of year                      $--             $--           $--        $--         $--
                                                       =========        ========      ========    =======    ========

See accompanying notes.

Maximis

Notes to Financial Statements

September 30, 1994

1. Description of Business and Subsequent Event

MAXIMIS (the Business) was formerly a business unit of Texas Instruments Incorporated (the Parent) which marketed an investment management information system to leading insurance companies and state pension funds for a wide range of asset management and investment accounting applications. The Business is economically dependent on four primary customers which account for substantially all revenues earned. As of September 30, 1994, Premier Solutions Ltd. acquired certain assets and assumed certain liabilities of the Business as defined in the purchase agreement.

2. Significant Accounting Policies

Allocation of Expenses

The Parent provides various administrative services to the Business including marketing, data processing and personnel services. The Parent charged these expenses and all other central operating costs, first on the basis of direct usage when identifiable, with the remainder allocated among the Parent's division entities on the basis of their respective revenues, headcount, or level of effort. Rent expense was allocated to the Business based on square footage used. In the opinion of management, these methods of allocation are reasonable.

Capitalized Software

The Business capitalizes certain software development costs.
Amounts capitalized are amortized by the straight-line method over three years.

Equipment

Equipment is stated at cost and primarily consists of personal computers. Depreciation is computed over the estimated useful life of five years using the 150 percent declining-balance method.

Goodwill

Goodwill consists of the excess of the purchase price over the fair value of the net assets of the business acquired and is amortized by the straight-line method over five years.

2. Significant Accounting Policies (continued)

Revenue Recognition

The Business recognizes revenue from sales of software licenses upon delivery of the software product unless the Business has significant related obligations remaining. Revenue is not recognized until such obligations have been completed or are no longer significant. Service revenue is recognized upon performance. Revenue from maintenance contracts is deferred and recognized over the terms of the related contracts.

Cash

The Business's cash and short-term borrowing activities have been included in the Parent's cash management system, and the Business's cash receipts and disbursements were combined with other Parent cash transactions and balances. Accordingly, no cash balances or short-term borrowings are presented in the accompanying balance sheet. The net cash transfers between the Business and the Parent appear in the accompanying statement of cash flows as "Net transfers from parent" and are included in the "Divisional account" in the accompanying balance sheet.

Pension and Other Postretirement Benefits

The Business received an allocation from the Parent for the pension and postretirement benefits of Business employees. The Parent's actuarial valuation does not provide an allocation of the information relevant to the Business; thus, the related expense and liabilities have been determined for the Business based on headcount.

3. Amortization of Capitalized Software Costs


                                                         Nine months ended
                                                               September 30
                                                          -----------------
                                                        1994           1993             Year ended December 31
                                                                                       -----------------------
                                                                (unaudited)           1993      1992      1991
                                                         ------------------          -----    ------     -----
                                                                        (In Thousands)
                                                                                    <c

Amortization of capitalized software costs              $774         $2,323         $3,097     $1,698      $--


In connection with the Parent's decision in 1994 to divest the Business, capitalized software of $12,149 was written off in 1994. The write-off is reflected on the face of the Statement of Operations.
4. Research and Development Expense


                                                         Nine months ended
                                                               September 30
                                                          -----------------
                                                        1994           1993             Year ended December 31
                                                                                       -----------------------
                                                                (unaudited)           1993      1992      1991
                                                         ------------------          -----    ------     -----
                                                                        (In Thousands)

Research and development expense                        $742           $140           $186      $393       $--



5. Income Taxes

The Business accounts for income taxes under Statement of Financial Accounting Standards No. 109. Although the Business was included in the Parent's consolidated tax return, the income taxes for the purposes of these financial statements have been prepared on a separate return basis. Accordingly, the net operating loss carryforwards and tax deductible items included below have already been utilized by the Parent. Under a separate return computation, there is no current provision for income taxes. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The deferred income tax assets and liabilities consist of the following:


                                                     Nine months ended                   Year ended
                                                          September 30                  December 31
                                                     -----------------           -------------------------
                                                                  1994             1993              1992
                                                     -----------------           ------            ------
                                                                            (In Thousands)

Deferred income tax assets:
 Net operating loss carryforwards                             $11,981           $6,911            $5,950
 Accrued vacation                                                 131              108               107
 Accrued retirement costs (pension and retiree
   health care)                                                   210              210               105
 Other                                                             21               45                33
                                                             --------           -------           -------
Subtotal deferred income tax assets                             12,343            7,274             6,195
Less valuation allowance                                      (12,324)          (5,681)           (3,516)
                                                            --------           -------             -------
 Total deferred income
tax assets                                                          19            1,593             2,679
                                                              ========           =======           =======

Deferred income tax liabilities:
 Capitalized software                                              --          (1,538)           (2,622)
 Other                                                           (19)             (55)              (57)
                                                             --------           -------          -------
Total deferred income tax liabilities                             (19)          (1,593)           (2,679)
                                                              ========           =======          =======

Net deferred income tax assets                                     $--              $--               $--
                                                               ========           =======          =======





SAFEGUARD SCIENTIFICS, INC.
COMMISSION FILE NO. 1-5620

SAFEGUARD SCIENTIFICS, INC.
PRO FORMA FINANCIAL INFORMATION


The pro forma consolidated financial statements should be read in conjunction with the related description of the acquisition of the Maximis Software Business Unit (Maximis) of Texas Instruments Incorporated by Premier Solutions, Ltd. (Premier) , a 94% owned subsidiary of the
Registrant included in the Registrant's Form 8-K dated October 17, 1994.

The Pro Forma Consolidated Statement of Operations for the year ended December 31, 1993 reflects the results of operations for the Registrant as if the acquisition of Maximis was consummated January 1, 1993. The Pro Forma Consolidated Statement of Operations for the nine months ended September
30, 1994 reflects the results of operations for the Registrant as if the acquisition of Maximis was consummated January 1, 1994. The Pro Forma Consolidated Balance Sheet as of September 30, 1994 assumes the acquisition was consummated on September 30, 1994. Pro forma adjustments reflect the elimination of certain assets not purchased and the elimination of depreciation and amortization on certain of those assets, the elimination of certain liabilities not assumed, the elimination of Maximis' equity and the tax effect of pro forma adjustments.

These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what would have occurred had the acquisition been made at January 1, 1993 or January 1, 1994, nor are they indicative of results which may occur in the future.




         SAFEGUARD SCIENTIFICS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
        YEAR ENDED DECEMBER 31, 1993
     (000 omitted) except per share data


                                                    Safeguard
                                                 Scientifics,                   Pro Forma        Consolidated
                                                         Inc.     Maximis      Adjustments         Pro Forma
                                             -----------------------------------------------    ---------------
REVENUES
Net sales                                          $1,168,349         $1,881                        $1,170,230
Gains on sales of securities, net                       9,574                                            9,574
Other income                                            2,698                                            2,698
                                             -----------------------------------------------    ---------------
  Total revenues                                    1,180,621          1,881                         1,182,502

Costs and Expenses
Cost of revenues                                      940,900          6,696         (2,482)(a)        945,114
Selling, general and administrative                   180,500          1,262         (1,000)(b)        180,762
Depreciation and amortization                          18,422            241          ($241)(c)         18,422
Interest                                               13,701                                           13,701
Loss from equity investments                              818                                              818
Goodwill write-off                                      6,419                                            6,419
                                             -----------------------------------------------    ---------------
  Total costs and expenses                          1,160,760          8,199         (3,723)         1,165,236
                                             -----------------------------------------------    ---------------

Earnings Before Minority Interest and Taxes            19,861         (6,318)         3,723             17,266
Minority interest                                      (6,523)                                          (6,523)
                                             -----------------------------------------------    ---------------

Earnings (Loss) Before Taxes on Income                 13,338         (6,318)         3,723             10,743
Provision for (benefit of) taxes on income              9,485                          (882)(d)          8,603
                                             -----------------------------------------------    ---------------

Net Earnings (Loss)                                    $3,853        ($6,318)        $4,605             $2,140
                                             ===============================================    ===============
Earnings Per Share
    Primary                                             $0.31                                            $0.14
    Fully Diluted                                       $0.21                                            $0.04
Average Common Shares Outstanding
    Primary                                            10,046                                           10,046
    Fully Diluted                                      10,136                                           10,136




           SAFEGUARD SCIENTIFICS, INC.
  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
       NINE MONTHS ENDED SEPTEMBER 30, 1994
       (000 omitted) except per share data

                                                         Safeguard
                                                      Scientifics,                   Pro Forma        Consolidated
                                                              Inc.     Maximis      Adjustments         Pro Forma
                                                  -----------------    -------      -----------      ---------------
                                                                                                         <c.
REVENUES
Net sales                                               $1,014,210           $253                        $1,014,463
Gains on sales of securities, net                           15,337                                           15,337
Other income                                                 2,898                                            2,898
                                                  -----------------------------------------------    ---------------
  Total revenues                                         1,032,445            253                         1,032,698

Costs and Expenses
Cost of revenues                                           840,061          5,891           (803)(a)        845,149
Selling general and administrative                         142,475          1,103         (1,000)(b)        142,578
Depreciation and amortization                               12,584            184          ($184)(c)         12,584
Interest                                                    12,434                                           12,434
(Income) Loss from equity investments                         (952)                                            (952)
Write-off of Capitalized Software                                          12,149        (12,149)(e)              0
                                                  -----------------------------------------------    ---------------
  Total costs and expenses                               1,006,602         19,327        (14,136)         1,011,793
                                                  -----------------------------------------------    ---------------

Earnings Before Minority Interest and Taxes                 25,843        (19,074)        14,136             20,905
Minority interest                                           (4,092)                                          (4,092)
                                                  -----------------------------------------------    ---------------

Earnings (Loss) Before Taxes on Income                      21,751        (19,074)        14,136             16,813
Provision for (benefit of) taxes on income                   7,091                        (1,679)(d)          5,412
                                                  -----------------------------------------------    ---------------

Net Earnings (Loss)                                        $14,660       ($19,074)       $15,815            $11,401
                                                  ===============================================    ===============
Earnings Per Share
    Primary                                                  $1.45                                            $1.12
    Fully Diluted                                            $1.38                                            $1.05
Average Common Shares Outstanding
    Primary                                                  9,795                                            9,795
    Fully Diluted                                            9,804                                            9,804

SAFEGUARD SCIENTIFICS, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(a) Eliminate amortization on capitalized software for which no value was assigned in applying purchase accounting, net of amortization of software costs capitalized during the period presented.

(b) Utilization of non-recurring operating subsidy received in connection with the acquisition.

(c) Eliminate depreciation on property, plant and equipment and amortization of goodwill for which no value was assigned in applying purchase accounting.

(d)  Federal tax benefit of the pro forma loss at the statutory 34% rate.

(e) Eliminate capitalized software write-off as there was no value assigned to capitalized software in applying purchase accounting. This charge was made in connection with the former parent's decision to divest itself of the MAXIMIS business.




           SAFEGUARD SCIENTIFICS, INC.
       PRO FORMA CONSOLIDATED BALANCE SHEET
                SEPTEMBER 30, 1994
                  (000 omitted)

                                                         Safeguard
                                                      Scientifics,                    Pro Forma      Consolidated
                                                              Inc.     Maximis     Adjustments (a)     Pro Forma
                                                  -----------------------------------------------------------------
ASSETS
Current assets                                            $416,933            $35            $2,770        419,738
Property, plant & equipment                                 42,019            185              (185)        42,019
Commercial real estate                                      31,404                                          31,404
Other assets, principally investments and                                                                        0
   excess of cost over net assets of                                                                             0
   businesses acquired                                      77,410            111              (111)        77,410
                                                  -----------------------------------------------------------------
      Total assets                                         567,766            331             2,474        570,571
                                                  =================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities                                        227,669            689             2,116        230,474
Long-term and commercial real estate debt                  197,074                                         197,074
Minority interest, deferred taxes and other liabil          35,340            487              (487)        35,340
Shareholders' equity                                       107,683           (845)              845        107,683
                                                  -----------------------------------------------------------------
                                                          $567,766           $331            $2,474       $570,571
                                                  =================================================================

(a)Pro forma adjustments reflect the application of purchase accounting. The adjustment to current assets is principally for cash
 received in connection with
the acquisition.